UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 25, 2011

Alliance Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54246	90-0606221
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

541 Lawrence Road, Broomall, Pennsylvania		19008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 353-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On July 25, 2011, Alliance Bancorp, Inc. of Pennsylvania (the “Corporation”) issued a press release announcing its results of operations for the quarter and six months ended June 30, 2011. A copy of the press release, dated July 25, 2011, is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press Release, dated July 25, 2011

* This information, including the press release filed as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Date: July 25, 2011	By:	/s/ Peter J. Meier
Peter J. Meier
Executive Vice President and
Chief Financial Officer

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